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                  SECURITIES AND EXCHANGE COMMISSION

                      Washington, D.C.  20549

                             FORM 8-K


                  Pursuant to Section 13 or 15(d) of the
                    Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   September 28, 1994


                         E-SYSTEMS, INC.
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        (Exact name of registrant as specified in its charter)


     Delaware                      1-5237                75-1183105
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(State or other jurisdiction of  (Commission         (IRS Employer
incorporation or organization)     File No.)       Identification No)


  P.O. Box 660248, Dallas, Texas                        75266-0248
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(Address of principal executive offices)                (Zip Code)


Registrant's telephone number, including area code    214-661-1000


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    (Former name or former address, if changed since last report.)


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Item 5.   Other Events

          On September 28, 1994, the Board of Directors of E-Systems, Inc. (the "Company") adopted a stockholder rights plan which contemplates the issuance of preferred stock purchase rights to the Company's common stockholders of record as of October 17, 1994, as set forth in the Rights Agreement between the Company and Society National Bank, as Rights Agent, incorporated herein by reference as Exhibit 4.


Item 7.    Financial Statements and Exhibits.

          	Exhibits:

          	4.	Rights Agreement, dated as of October 7, 1994, between
E-Systems, Inc. and Society National Bank, as Rights Agent, which includes as Exhibit B thereto the Form of Rights
Certificate, incorporated herein by reference to Exhibit 4 to E-Systems, Inc.'s Registration Statement on Form 8-A, dated October 12, 1994.

          	20.1	Press Release of the Company dated October 7, 1994.

           20.2 	Form of Letter to the Company's shareholders describing
the Rights, dated October 20, 1994.


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                               SIGNATURE


		Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.


                                         E-SYSTEMS, INC.


                                         James W. Crowley
                                         Title: Vice President,
                                          Secretary and General Counsel

Date:  October 20, 1994